Exhibit 10.7
AMENDMENT NO. 2 TO
MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT
THIS AMENDMENT NO. 2 (this “Amendment”), dated as of November 11, 2025 by and among MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company (“Administrative Agent”), MORGAN STANLEY BANK, N.A., a national banking association (“MSBNA”), and FS CREIT FINANCE MS-1 LLC, a Delaware limited liability company (“Seller”), amends that certain Master Repurchase and Securities Contract Agreement dated as of October 13, 2022, by and among Administrative Agent, MSBNA, (together with each other financial institutions from time to time a party thereto, “Buyers”), and Seller, as amended by that certain Amendment No. 1 to Master Repurchase and Securities Contract Agreement dated October 8, 2025, by and among Administrative Agent, Buyers and Seller (as the same may have been and may be further amended, modified, and/or restated from time to time, the “Repurchase Agreement”).
RECITALS
WHEREAS, the parties hereto desire to make certain amendments to the Repurchase Agreement as provided herein;
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
AGREEMENT
1.Amendment to Repurchase Agreement.
(a)The definition of “Facility Termination Date” as set forth in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Facility Termination Date” shall mean December 11, 2025, as the same may be extended in accordance with Section 9(a) of this Agreement.
1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.
2.Representations and Warranties. On and as of the date hereof, Seller hereby represents and warrants to Administrative Agent and Buyers that (a) it is in compliance in all material respects with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Event of Default, or to Seller’s actual knowledge, Default under the Repurchase Agreement or the other Transaction Documents has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).
3.Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement and each of the other Transaction Documents remain in full force and effect in accordance with their respective terms.
4.Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
5.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
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Exhibit 10.7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

Administrative Agent:
MORGAN STANLEY MORTGAGE
CAPITAL HOLDINGS LLC,
a New York limited liability company

By: /s/William P. Bowman
Name: William P. Bowman
Title: Authorized Signatory

MSBNA:
MORGAN STANLEY BANK, N.A.,
a national banking association

By: /s/Evan Hershy
Name: Evan Hershy
Title: Authorized Signatory

[Signatures continue on following page]

[Signature Page – Second Amendment to MRA (MS/Rialto)]
164411635_2

Exhibit 10.7

Seller:
FS CREIT FINANCE MS-1 LLC,
a Delaware limited liability company

By: /s/Brian Gold
Name: Brian Gold
Title: Chief Financial Officer

[End of signatures]
[Signature Page – Second Amendment to MRA (MS/Rialto)]
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